UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 19, 2024

MEDMEN ENTERPRISES INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-56199	98-1431779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6501 Congress Ave., Boca Raton, Florida 33487

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(424) 330-2082

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2024, Ellen Harrison notified the board of directors (the “Board”) of MedMen Enterprises Inc. (the “Company”) of her resignation from her positions as the Company’s Chief Executive Officer and as a member of the Board, effective immediately. Ms. Harrison’s resignation was not the result of any disagreements with the Company on any matter related to the operations, policies, or practices of the Company.

On January 24, 2024, Michael Serruya, the Executive Chairman of the Board, who has served on the Board since August 2021, also resigned from the Board, effective immediately. Upon the effectiveness of his resignation, Mr. Serruya also ceased to serve on any Board committees, including as a member and Chairman of the Nominating & Corporate Governance Committee and as a member of the Audit Committee and the Compensation Committee. Mr. Serruya’s resignation was not the result of any disagreements with the Company on any matter related to the operations, policies, or practices of the Company.

Item 7.01	Regulation FD Disclosure.

On January 24, 2024, the Company issued a press release announcing the events described in Item 5.02 above. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished with this Item 7.01 and Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On January 23, 2024, the Board appointed Richard Ormond as the Chief Restructuring Officer for the Company. Mr. Ormond has over 20 years of experience that includes business law, real estate, banking, receivership, cannabis regulations, commercial litigation, and restructuring.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued on January 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2024	MEDMEN ENTERPRISES INC.

/s/ Kimble Cannon
	By:	Kimble Cannon
	Its:	General Counsel & Corporate Secretary